INVESTMENTS (Tables)	12 Months Ended
Dec. 31, 2023
Investments, Debt and Equity Securities [Abstract]
Summary of Company's Investments

The following is a summary of the Company’s investments (in thousands):

	December 31,
	2023	2022
Equity method investments (1)	$199,987	$209,523
Equity investments without readily determinable fair values	193,867	120,834
Equity investments with readily determinable fair values	325	153
Total investments	$394,179	$330,510

(1) The book value of three equity method investments exceeded the Company’s percentage ownership share of their underlying net assets by $21.5 million, $27.7 million and $10.6 million as of December 31, 2023 and $32.4 million, $26.5 million, and $21.4 million as of December 31, 2022. The basis differences, primarily resulting from acquisition purchase price step-ups on the investments, are accounted for as goodwill, which is not tested for impairment separately. Instead, the investments are tested if there are indicators of an other-than-temporary decline in carrying value.

Summary of Equity Method Investments

The following is a summary of financial data for investments in affiliates accounted for under the equity method of accounting (in thousands):

	2023	2022
Current assets	$809,291	$999,053
Non-current assets	1,091,480	2,126,558
Current liabilities	762,109	2,023,091
Non-current liabilities	483,441	527,097

	Years Ended December 31,
	2023	2022	2021
Revenue	$791,337	$1,826,585	$1,221,173
Income (loss) from operations	322	(211,924)	31,540
Net Loss	(81,865)	(359,665)	(153,324)